UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 20, 1999
                                 Date of Report
                       (Date of earliest event reported)


                                 SKYMALL, INC.
               (Exact name of registrant as specified in charter)


             NEVADA                000-21657                86-0651100
  (State or other jurisdiction    (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)


                  1520 EAST PIMA STREET, PHOENIX, ARIZONA 85034
          (Address of principal executive offices, including Zip Code)


                                 (602) 254-9777
              (Registrant's telephone number, including area code)


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Item 2. Acquisition or Disposition of Assets.

         On September 20, 1999, SkyMall, Inc. (the "Company" or "SkyMall") acquired all of the outstanding stock of Disc Publishing, Inc. ("DPI") of Orem, Utah (the "Acquisition"). DPI's SkyDisc(TM) is a cutting-edge interactive CD-Rom targeted to the business traveler that integrates high-quality print, broadcast and online media to provide an exciting mix of topics that entertain, inform and enhance the business travelers' life. The Acquisition was consummated in accordance with the terms of a Stock Acquisition Agreement dated as of August 26, 1999 and an Amendment to Stock Acquisition Agreement dated as of September 20, 1999 (collectively, the "Agreements"), by and among SkyMall, DPI, Lorne Grierson, founder and President of DPI ("Grierson") and the shareholders of DPI (the "Shareholders"). Copies of the Agreements are filed as Exhibits 2.1 and 2.2, respectively, to this report and are incorporated herein by this reference.

         The aggregate purchase price was $2.3 million which was paid by the issuance of 280,555 shares of SkyMall's Common Stock, $.001 par value (the "Shares"), to the Shareholders of DPI. The Acquisition is and shall be considered a reorganization under Section 368 of the Internal Revenue Code. The aggregate consideration paid in the Acquisition was determined through arm's-length negotiations between representatives of SkyMall and DPI. Neither SkyMall nor, to the knowledge of SkyMall, any affiliate, director or officer of SkyMall, or any associate of any director or officer of SkyMall, had any material relationship with DPI prior to the Acquisition.

         Following the acquisition, DPI became a wholly-owned subsidiary of SkyMall. DPI will continue to conduct business as usual with its present staff, and Grierson will continue as President of DPI. As of September 20, 1999, all current employees of DPI became employees of SkyMall. DPI is expected to remain headquartered in Orem, Utah.

         In connection with the Acquisition, SkyMall and the Shareholders entered into a Registration Rights Agreement, a copy of which is filed as
Exhibit 2.3 to this report and is incorporated herein by this reference. Pursuant to such Registration Rights Agreement, the Company has agreed to prepare, and as soon as practicable file a Form S-3 Registration Statement with the Securities and Exchange Commission registering the Shares pursuant to the registration provisions of the Securities Act of 1933. The Company shall use its best efforts to cause such Registration Statement to be declared effective as soon as practicable following the filing of such Registration Statement. To the extent that such Registration Statement is not declared effective on or before September 20, 2000, the Company will assist the Shareholders in selling the Shares pursuant to Rule 144.

         On September 27, 1999, SkyMall issued a press release announcing the Acquisition. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

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

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)       Financial statements of the business acquired - Not applicable.

(b)       Pro forma financial information - Not applicable.

(c)       Exhibits.

EXHIBIT
NUMBER    DESCRIPTION

2.1 Stock Acquisition Agreement, dated as of August 26, 1999, by and among SkyMall, Inc., Disc Publishing, Inc., Lorne Grierson, Warren Osborn, Flamingo Partnership, Kyle Love, Bart Howell and David E. Hardy

2.2 Amendment to Stock Acquisition Agreement, dated as of September 20, 1999, by and among SkyMall, Inc., Disc Publishing, Inc., Lorne Grierson, Warren Osborn, Flamingo Partnership, Kyle Love, Bart Howell and David E. Hardy

2.3 Registration Rights Agreement, dated as of September 20, 1999, by and among SkyMall, Inc., Disc Publishing, Inc., Lorne Grierson, Warren Osborn, Flamingo Partnership, KLC NACT Unitrust, Bart Howell and David
          E. Hardy

99.1      Press Release dated September 27, 1999.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SKYMALL, INC.



Date: October 4, 1999                     By:  /s/ Robert M. Worsley
                                               ---------------------------------
                                               Robert M. Worsley
                                               President

                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION

2.1 Stock Acquisition Agreement, dated as of August 26, 1999, by and among SkyMall, Inc., Disc Publishing, Inc., Lorne Grierson, Warren Osborn, Flamingo Partnership, Kyle Love, Bart Howell and David E. Hardy

2.2 Amendment to Stock Acquisition Agreement, dated as of September 20, 1999, by and among SkyMall, Inc., Disc Publishing, Inc., Lorne Grierson, Warren Osborn, Flamingo Partnership, Kyle Love, Bart Howell and David E. Hardy

2.3 Registration Rights Agreement, dated as of September 20, 1999, by and among SkyMall, Inc., Disc Publishing, Inc., Lorne Grierson, Warren Osborn, Flamingo Partnership, KLC NACT Unitrust, Bart Howell and David
          E. Hardy

99.1      Press Release dated September 27, 1999.

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